UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—June 19, 2012

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-32141 (Commission File Number)	98-0429991 (I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On June 19, 2012, Assured Guaranty Ltd. (“AGL”) made available in the Investor Information section of its website the March 31, 2012 Consolidated Financial statements of its subsidiary Assured Guaranty Re Ltd. The March 31, 2012 Consolidated Financial Statements are attached as Exhibit 99.1, and are incorporated by reference herein.

In addition, the materials can be obtained from the website of Assured Guaranty Ltd. at the following link:  www.assuredguaranty.com/investor-information/by-company/ag-re/financial-information.

Item 9.01  Exhibits.

(d)                                  Exhibits

Exhibit Number	Description
99.1	Assured Guaranty Re Ltd. March 31, 2012 Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ ROBERT A. BAILENSON
Name: Robert A. Bailenson
Title: Chief Financial Officer

DATE: June 19, 2012

EXHIBIT INDEX

Exhibit Number	Description
99.1	Assured Guaranty Re Ltd. March 31, 2012 Consolidated Financial Statements